Financial Commitments - Operating Leases	12 Months Ended
Dec. 31, 2018
Financial Commitments - Operating Leases
Financial Commitments - Operating Leases

(G.3) Financial Commitments – Operating Leases

€ millions	2018	2017
Operating leases	1,442	1,459

Our operating leases relate primarily to the lease of office space, hardware, and vehicles, with remaining non-cancelable lease terms between less than one year and 50 years. On a limited scale, the operating lease contracts include escalation clauses (based, for example, on the consumer price index) and renewal options.

Our rental and operating lease expenses were €708 million, €532 million, and €458 million for the years 2018, 2017, and 2016, respectively.

Maturities

€ millions	12/31/2018
Operating Leases
Due 2019	351
Due 2020 to 2023	755
Due thereafter	336
Total	1,442